                         (HERITAGE SERIES TRUST LOGO)

                              GROWTH EQUITY FUND

     Heritage Series Trust is a mutual fund offering its shares in separate investment portfolios. This Prospectus relates to the Growth Equity Fund (the "Fund"). The Fund primarily seeks growth through long-term capital appreciation. The Fund seeks to accomplish this objective primarily by investing in common stocks that the Fund's investment subadviser, Eagle Asset Management, Inc., believes have sufficient growth potential to offer above average long-term capital appreciation. The Fund offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

     This Prospectus contains information that should be read before investing in the Fund and should be kept for future reference. A Statement of Additional Information relating to the Fund dated November 2, 1995 has been filed with the Securities and Exchange Commission, and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                          (HERITAGE ASSET MGMT LOGO)
                      Registered Investment Advisor--SEC

                             880 Carillon Parkway
                        St. Petersburg, Florida 33716
                                (800) 421-4184

                      Prospectus Dated November 2, 1995

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL INFORMATION.................................................    1
  About the Trust and the Fund......................................    1
  Total Fund Expenses...............................................    1
  Investment Objective, Policies and Risk Factors...................    2
  Investment Limitations............................................    4
  Net Asset Value...................................................    5
  Performance Information...........................................    5
INVESTING IN THE FUND...............................................    5
  How to Buy Shares.................................................    5
  Minimum Investment Required/Accounts with Low Balances............    6
  Investment Programs...............................................    7
  Alternative Purchase Plans........................................    8
  What Class A Shares Will Cost.....................................    9
  What Class C Shares Will Cost.....................................   11
  How to Redeem Shares..............................................   12
  Receiving Payment.................................................   13
  Exchange Privilege................................................   14
MANAGEMENT OF THE FUND..............................................   15
SHAREHOLDER AND ACCOUNT POLICIES....................................   16
  Dividends and Other Distributions.................................   16
  Distribution Plans................................................   17
  Expenses of the Fund..............................................   17
  Taxes.............................................................   18
  Shareholder Information...........................................   18

                              GENERAL INFORMATION

ABOUT THE TRUST AND THE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Heritage Series Trust (the "Trust") is a Massachusetts business trust established under a Declaration of Trust dated October 28, 1992. The Trust is an open-end diversified management investment company that currently offers its shares in four separate investment portfolios. The Fund is designed for individuals, institutions and fiduciaries whose investment objective is growth through long-term capital appreciation. The Fund offers two classes of shares, Class A shares and Class C shares. The Fund requires a minimum initial investment of $1,000, except for certain retirement accounts and investment plans for which lower limits may apply. This Prospectus relates exclusively to the Fund. To obtain a Prospectus for any of the Trust's other portfolios, please call (800) 421-4184.

TOTAL FUND EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Shown below are all Class A and Class C expenses expected to be incurred by the Fund during its initial fiscal year. Because the Fund's shares were not offered for sale prior to November 2, 1995, annual operating expenses are based on estimated expenses. Shareholder transaction expenses are expressed as a percentage of maximum public offering price, cost per transaction or as otherwise noted.

                                                      CLASS A   CLASS C
                                                      -------   -------
    SHAREHOLDER TRANSACTION EXPENSES
    Sales load "charge" on purchases................     4.75%     None
    Contingent deferred sales load (as a percentage                        (declining to 0%
      of original purchase price or redemption                             after the first
      proceeds, as applicable)......................     None      1.00%   year)
    Wire redemption fee.............................   $ 5.00    $ 5.00
    ANNUAL FUND OPERATING EXPENSES
    Management fee..................................     0.75%     0.75%
    12b-1 distribution fees.........................     0.25%     1.00%
    Other expenses..................................     0.65%     0.65%
                                                      -------   -------
    Total Fund Operating Expenses...................     1.65%     2.40%
                                                       ======    ======

     The Fund's manager, Heritage Asset Management, Inc. (the "Manager"), will voluntarily waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.65% and to the extent that Class C annual operating expenses exceed 2.40% of the average daily net assets attributable to that class for a fiscal year. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Although the Fund is authorized to pay annual Rule 12b-1 distribution fees of up to .35% of Class A average daily net assets, the Trust's Board of Trustees (the "Board of Trustees" or the "Board") has authorized annual payments of only .25% of Class A average daily net assets. Due to the imposition of Rule 12b-1 Distribution Fees, it is possible that long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     The impact of Fund operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.

                                                                       1 YEAR     3 YEARS
                                                                       ------     -------
    Total Class A Operating Expenses.................................   $ 63        $97
    Total Class C Operating Expenses.................................   $ 34        $75

     The impact of Fund operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.

                                                                       1 YEAR     3 YEARS
                                                                       ------     -------
    Total Class A Operating Expenses.................................   $ 63        $97
    Total Class C Operating Expenses.................................   $ 24        $75

     These are illustrations only. Actual expenses and performance may be greater or less than that shown above. The purpose of the above tables is to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by Fund shareholders. For a further discussion of these costs and expenses, see "Management of the Fund," "Distribution Plans" and "Expenses of the Fund."

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Fund's primary investment objective is growth through long-term capital appreciation. In seeking this objective, the Fund may invest without limitation in common stocks that, when purchased, meet certain qualitative standards as determined by Eagle Asset Management, Inc., the Fund's investment subadviser (the "Subadviser"). There is no assurance that this objective will be met. The Fund is designed for long-term investors who desire to participate in the stock market while exposing themselves to more investment risk and volatility than the stock market in general, but less investment risk and volatility than many aggressive capital appreciation funds.

     The Subadviser will invest in common stocks that it believes have sufficient growth potential to offer above average long-term capital appreciation. Companies in which the Subadviser will invest will have at least one of the following characteristics at the time of purchase:

     - expected earnings-per-share growth greater than the average of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"), or

     - return on equity greater than the average for the S&P 500.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. common stocks. A majority of the Fund's total assets will be invested in common stock with market capitalization of greater than $1 billion at the time of purchase. With respect to the other 35% of its total assets, the Fund may invest in common stocks of foreign issuers, American Depository Receipts ("ADRs"), foreign currency transactions with respect to underlying common stocks, preferred stock, investment grade securities convertible into common stocks, futures contracts, options on equity securities or equity security indices, rights or warrants to subscribe for or purchase common stocks, obligations of the U.S. Government, its agencies and instrumentalities (including repurchase agreements thereon) and in securities that track the performance of a broad-based securities index, such as Standard & Poor's Depository Receipts. The Fund may loan its portfolio securities. Investment grade securities include securities rated Baa or above by Moody's Investors Service,

Inc. ("Moody's") or BBB or above by Standard & Poor's ("S&P") or unrated securities deemed to be of comparable quality by the Subadviser. This category of investment grade securities has speculative characteristics and generally is subject to greater risks than higher rated securities. However, the Fund will invest no more than 5% of its total assets in the lowest category of investment grade securities. The Fund may retain a security that has been downgraded below investment grade if, in the Subadviser's opinion, it is in the Fund's best interest. For temporary defensive purposes during anticipated periods of general market decline, the Fund may invest up to 100% of its assets in money market instruments, and long- and short-term debt instruments that are rated A or higher by S&P or Moody's. See the Appendix to the Statement of Additional Information ("SAI") for a description of corporate bond and commercial paper ratings by S&P and Moody's.

     No more than 10% of the Fund's net assets may be invested in securities that, at the time of investment, are illiquid. The Fund may invest in restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), that are determined to be liquid under Board-approved guidelines. These securities are not considered to be illiquid and therefore are not included in the 10% limit noted above. The Fund, however, will not invest more than 15% of its net assets in the combination of illiquid and Rule 144A securities. See "Investment Objective and Policies of the
Fund -- Illiquid Securities" in the SAI for a more detailed discussion of these securities, including related risks.

     STOCK SELECTION PROCESS. In selecting securities, the Subadviser will focus on companies with return on equity or expected earnings growth rates greater than the average for the S&P 500. Selections will be made in part based on the Subadviser's opinion regarding the sustainability of the company's competitive advantage in the marketplace as well as the Subadviser's opinion of the company's management team. The Subadviser will invest in companies that, in its opinion, will have long-term returns greater than the average for the S&P
500. The Subadviser normally will reevaluate a security if it underperforms the S&P 500 by 15% or more during a three-month period. At that time a decision will be made to sell or hold the security. If a particular stock appreciates to over 5% of the total assets of the portfolio, the Subadviser generally will reduce the position to less than 5%. If the stock price appreciates to a level that, in the opinion of the Subadviser, is not sustainable, the position generally will be sold to realize the existing profits and avoid a potential price correction. If the Subadviser identifies a holding that it considers to be a better investment than a current holding, the Subadviser generally will consider selling the current holding to add the new security.

     SPECIAL RISKS OF FOREIGN SECURITIES TRANSACTIONS. The Fund may invest up to 25% of its total assets in common stocks of foreign issuers and ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. There are special risks involved in investing in foreign securities and ADRs. There may be less public information available about foreign issuers than U.S. issuers, and foreign issuers generally are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. There may be a possibility of nationalization or expropriation of assets, impositions of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investment in certain foreign countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Before investing in foreign securities, the Fund will consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments. Fluctuations in monetary exchange rates will affect the dollar value of foreign investments. Solely to protect against such uncertainty, the Fund can enter into forward contracts to purchase or sell foreign currencies at a future date.

     PORTFOLIO TURNOVER. There are no fixed limitations regarding the Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Fund may be sold when they are no longer deemed suitable. The Fund currently does not expect its annual portfolio turnover rate to exceed 100%. A high portfolio turnover rate generally leads to higher transaction costs and may result in a greater number of taxable transactions.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities and commits to resell the securities to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Subadviser to present minimal credit risks in accordance with guidelines established by the Board of Trustees.

     See the SAI for further discussion of the above policies. The SAI describes other investment techniques that the Fund may use but that are not anticipated to be a substantial part of the Fund's investment strategy for the foreseeable future.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Fund will not:

- With respect to 75% of its total assets, invest more than 5% of its total assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.

- Purchase securities if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry.

- Borrow money, except from banks, and only if at the time of such borrowings the total loans to the Fund do not exceed 5% of the Fund's total assets, and such borrowing can only be made for temporary or emergency purposes (combined with other borrowings). However, the Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements in order to meet redemption requests without immediately selling securities.

     The Fund's investment objective and these investment limitations are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). See "Investment Limitations" in the SAI for a listing of other investment limitations, some of which are fundamental.

NET ASSET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The net asset values of the Class A and Class C shares will be determined daily, Monday through Friday (excluding New York Stock Exchange ("Exchange") holidays), as of the close of regular trading on the Exchange -- generally 4:00 p.m. Eastern time -- by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. Securities and other instruments owned by the Fund for which market quotations are readily available will be valued at current market value based on the last quoted sale price or, if there is no such sale price available, at the most recent quoted bid price. In the absence of market quotations, or if the Manager or the Subadviser has reason to question the validity of market quotations it receives, securities and other assets will be valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term instruments that will mature in 60 days or less will be stated at amortized cost, which approximates market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Fund calculates its daily net asset value per share. The per share net asset value of Class A and Class C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     From time to time the Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for Class A and Class C shares in accordance with the methods described below. Because Class C shares bear the expense of a higher distribution fee attributable to the deferred sales charge alternative, the performance of Class C shares likely will be lower than that of Class A shares.

     The Fund may include the total return of its Class A and Class C shares in advertisements or other written material. When the Fund advertises its total return with respect to Class A and Class C shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that class. Total return is measured by comparing the value of an investment in the class at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales load of 4.75%) to the redemption value of the investment in the class at the end of the period (assuming reinvestment of any dividends or capital gains distribution at net asset value and, in the case of Class C shares, giving effect to the deduction of any contingent deferred sales load ("CDSL") that would be payable). In addition, the Fund also may advertise its total return in the same manner, but without annualizing performance and/or taking into account the sales load or CDSL. For more information on Fund performance, see "Performance Information" in the SAI.

                             INVESTING IN THE FUND

HOW TO BUY SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Shares of the Fund are continuously offered through the Fund's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.

     Shares of the Fund may be purchased through a registered representative of the Distributor, a participating dealer or participating bank ("Representative") by placing an order for Fund shares with your Representative, completing and signing the Account Application in this Prospectus, and mailing it, along with your payment, within three business days of your order.

     The Fund offers and sells two classes of shares, Class A and Class C shares. Class A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. Class C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on Class C shares if you redeem those shares within one year of purchase. When you place an order for Fund shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

     All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m. Eastern time -- will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m. Eastern time on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

     You also may purchase shares of the Fund directly by completing and signing the Account Application in the Prospectus and mailing it, along with your payment to Heritage Series Trust -- Growth Equity Fund, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

     Shares also may be purchased with Federal Funds (a commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to:

                      State Street Bank and Trust Company
                             Boston, Massachusetts
                                ABA #011-000-028
                              Account #3196-769-8

     Wire instructions should include (1) the name of the Fund, (2) the class of shares to be purchased, (3) your account number assigned by the Fund, and (4) your name. To open a new account with Federal Funds or by wire, you must contact the Manager or your Representative to obtain a Heritage account number. Commercial banks may elect to charge a fee for wiring funds to the Custodian. For more information on "How to Buy Shares," see "Investing in the Fund" in the SAI.

MINIMUM INVESTMENT REQUIRED/ACCOUNTS WITH LOW BALANCES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Except as provided under "Investment Programs," the minimum initial investment in the Fund is $1,000, and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts ("IRAs") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

     Due to the high cost of maintaining accounts with low balances, it is currently the Fund's policy to redeem Fund shares in any account if the account balance falls below the required minimum value of $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Fund may redeem shares in the account and pay the proceeds to the shareholder. The Fund does not apply this minimum account balance requirement to accounts that fall below the minimum due to market fluctuation.

INVESTMENT PROGRAMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A variety of investment options are available for the purchase of Fund shares. These plans provide for automatic monthly investments of $50 or more through various methods described below. You may change the amount to be automatically invested or discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. Shareholders desiring this service should complete the appropriate application available from the Manager. You will receive a periodic confirmation of all activity for your account.

AUTOMATIC INVESTMENT OPTIONS:

1. Bank Draft Investing -- You authorize the Manager to process a monthly draft from your personal checking account for investment into the Fund. The draft is returned by your bank the same way a canceled check is returned.

2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or part of each check directed to purchase shares of the Fund. The U.S. Government or agency will report to you all payments made.

4. Automatic Exchange -- If you own shares of another Heritage open-end mutual fund for which the Manager serves as adviser ("Heritage Mutual Fund") you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

     You may change or terminate any of the above options at any time.

RETIREMENT PLANS

     Shares of the Fund may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs"), and other retirement plan accounts.

     HERITAGE IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage IRA. You may make limited contributions to the Heritage IRA through the purchase of shares of the Fund and/or other Heritage Mutual Funds. The Internal Revenue Code of

1986, as amended ("Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $2,250, if such contributions also are made for a nonworking spouse and a joint return is filed). The Heritage IRA may also be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA please contact the Manager.

     Fund shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships and sole proprietorships). Contributions to qualified plans (within certain limits) may be made on behalf of the employees, including owner employees, of the sponsoring entity.

     OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of Class A shares of the Fund will be that normally applicable under the schedule of sales load set forth in this Prospectus, to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period, and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be retroactively adjusted on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class C shares at any time.

ALTERNATIVE PURCHASE PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The alternative purchase plans offered by the funds enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in the Fund, the accumulated continuing distribution and service fees plus the CDSL on Class C shares would exceed the initial sales load plus accumulated service fees on Class A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of Class A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of Class A shares than sales of Class C shares.

     If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase Class A shares because similar reductions are not available on the Class C shares. For example, if you intend to invest more than $1,000,000 in shares of the Fund, you should purchase Class A shares. Moreover, all Class A shares are subject to a lower 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you may still wish to purchase Class A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on Class C shares would eventually exceed the initial sales load plus the continuing service fee on Class A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially.

     You might determine that it would be more advantageous to purchase Class C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to continuing distribution and service fees and, for a one year period, be subject to a CDSL. For example, based on current fees and expenses for the Portfolio and the maximum Class A sales load, you would have to hold Class A shares approximately six years before the accumulated distribution and servicing fees on the Class C shares would exceed the initial sales load plus the accumulated servicing fees on the Class A shares.

WHAT CLASS A SHARES WILL COST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Class A shares are sold on each day on which the Exchange is open. The Class A shares of the Fund are sold at their next determined net asset value plus a sales load as described below.

                                              SALES LOAD AS A PERCENTAGE OF
                                            ----------------------------------
                                                                NET AMOUNT       DEALER CONCESSION
                                                                 INVESTED        AS PERCENTAGE OF
            AMOUNT OF PURCHASE              OFFERING PRICE   (NET ASSET VALUE)   OFFERING PRICE(1)
------------------------------------------  --------------   -----------------   -----------------
Less than $25,000.........................       4.75%              4.99%               4.25%
$25,000-$49,999...........................       4.25%              4.44%               3.75%
$50,000-$99,999...........................       3.75%              3.90%               3.25%
$100,000-$249,999.........................       3.25%              3.36%               2.75%
$250,000-$499,999.........................       2.50%              2.56%               2.00%
$500,000-$999,999.........................       1.75%              1.78%               1.25%
$1,000,000 and over.......................       1.00%              1.01%               0.75%

(1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers or participating banks. Otherwise, it will pay the Dealer Concession shown above.

     Class A shares of the Fund may be sold at net asset value without any sales load to the Manager and the Subadviser; current and retired officers and Trustees of the Trust; directors, officers, full-time employees and retired employees of the Manager, the Subadviser of any Heritage Fund and the Distributor, and their affiliates; registered representatives of broker-dealers that are parties to dealer agreements with the Distributor; directors, officers and full-time employees of banks that are parties to agency agreements with the Distributor; and all such persons' immediate relatives and beneficial accounts. In addition, the American Psychiatric Association (the "APA Group") has entered into an agreement with the Distributor that allows its members to purchase Fund shares at a sales load equal to two-thirds of the percentages in the above table. The Dealer concession will be adjusted in a like manner. Members of the APA Group also are eligible to purchase Class A shares at net asset value in amounts equal to the value of shares redeemed from other mutual funds that were purchased under reduced sales load programs available to their organization. Class A shares also may be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

     Class A shares also may be purchased without a sales load if (1) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which a retail broker-dealer (other than the Distributor) or its affiliate was principal underwriter (proprietary funds), provided that the purchaser either paid a front-end sales load (or a CDSL), or held shares of those funds for the period required not to pay an otherwise applicable CDSL, and
(2) the total value of shares of all Heritage Mutual Funds purchased under this sales load waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that the above-noted conditions are met. Qualifying investors should contact their investment executives for more information.

     Class A shares also may be purchased at net asset value by trust companies and bank trust departments for funds over which they exercise exclusive discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase. Currently, the minimum purchase required is $1,000,000, which may be invested over a period of 13 months. The minimum may be changed from time to time by the Distributor. The minimum may be aggregated between the Fund and Class A shares of any other Heritage Mutual Funds that would be subject to a sales load. Cities, counties, states or instrumentalities, and their departments, authorities or agencies are able to purchase shares of the Fund at net asset value as long as certain conditions are met.

HERITAGE NET ASSET VALUE ("NAV") TRANSFER PROGRAM
------------------------------------------------------------

     For a period scheduled to end on December 22, 1995, Class A shares of the Fund may be sold at net asset value without any sales load under the Manager's NAV Transfer Program. The Manager also may offer this program in the future. To qualify for the NAV Transfer Program, you must provide adequate proof that you recently redeemed shares from an open-end, load or no-load mutual fund outside the Heritage family of mutual funds. To provide adequate proof you must complete a qualification form and provide a statement showing the value redeemed from the other mutual fund within time parameters set by the Manager. Also, the shares of the other fund must have been redeemed no more than 90 days prior to the beginning of the promotion period and not after the period ends. The Manager may pay Representatives a one time fee of up to 0.25% for all trades meeting the requirements. The Manager reserves the right to recover these fees if Class A shares are redeemed or exchanged within 90 days of purchase.

COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
-----------------------------------------------------------

     You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of Class A shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases which, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of the Fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. A "purchase" may also include Class A shares, purchased at the same time through a single selected dealer, of any registered investment company managed by the Manager that distributes its shares subject to a sales load. To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer, you or the selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

STATEMENT OF INTENTION
------------------------

     You also may obtain the reduced sales loads shown under "What Class A Shares Will Cost" by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in Class A shares of the Fund or any other Heritage Mutual Fund subject to a sales load ("Statement of Intention").

     Investors qualifying for the Combined Purchase Privilege described above may purchase Class A shares of any of the Heritage Mutual Funds under a single Statement of Intention. For example, if, at the time an investor signs a Statement of Intention to invest at least $25,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $5,000 (for a total of $10,000), then it will only be necessary to invest a total of $15,000 during the following 13 months in Class A shares of the Fund or any other Heritage Mutual Fund to qualify for the reduced sales loads on the total amount being invested.

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. If you would like to enter into a Statement of Intention in conjunction with your initial investment in Class A shares of the Fund, please complete the appropriate portion of the Account Application found in this Prospectus. Current shareholders can obtain a Statement of Intention by contacting the Manager or their Representative.

REINSTATEMENT PRIVILEGE
-------------------------

     A shareholder who has redeemed any or all of his Class A shares of the Fund may reinvest all or any portion of the redemption proceeds in Class A shares of the Fund at net asset value without any sales load, provided that such reinvestment is made within 30 calendar days after the redemption date. A shareholder who has redeemed any or all of his Class C shares of the Fund and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in Class C shares of the Fund at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain so realized will be recognized for Federal income tax purposes, and (2) any loss so realized will not be recognized for those purposes to the extent that the redemption proceeds are reinvested in shares of the Fund. See "Taxes". The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his defined contribution plan, SEP, or IRA. Investors may exercise the reinstatement privilege.

     For more information on "What Class A Shares Will Cost" and further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Fund" in the SAI.

WHAT CLASS C SHARES WILL COST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A CDSL of 1% is imposed on Class C shares if, within one year of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of Class C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of Class C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed Class C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

     Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of Class C shares acquired as dividends, second of Class C shares that have been held for over one year, and finally of Class C shares held for less than one year on a first-in first-out basis.

     For example, assume you purchase 100 Class C shares at $10 per share (for a total cost of $1,000) and, during the year you purchase such shares, the net asset value increases to $12 per share and you acquire 10 additional shares as dividends. If you redeem 50 shares (or $600) within the first year of purchase, 10 shares would not be subject to the CDSL because redemptions are made first of shares acquired as dividends. With respect to the remaining shares, the CDSL is applied only to the original cost of $10 per share and not to the higher net asset value of $12 per share. Therefore, only 40 of the 50 shares ($400) being redeemed would be subject to a CDSL at a rate of 1%.

     WAIVER OF THE CONTINGENT DEFERRED SALES LOAD. The CDSL is currently waived for (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Code from a qualified retirement plan, including a Keogh or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by the Portfolio of Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Redemptions of Fund shares can be made by:

     CONTACTING YOUR REPRESENTATIVE. Your Representative will transmit an order to the Fund for redemption and may charge you for this service.

     TELEPHONE REQUEST. You may redeem shares by placing a telephone request to the Fund (800-421-4184) prior to the close of regular trading on the Exchange. If you do not wish to have telephone exchange/redemption privileges, you should so elect by completing the appropriate portion of the Account Application. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For information on these procedures, see "Redeeming Shares -- Telephone Transactions" in the SAI. You may elect to have the funds wired to the bank account specified on the Account Application. Funds will normally be sent the next business day, and you will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $25,000, you may request that the check be mailed to your address of record, providing that such address has not been changed in the past 60 days. For your protection, all other redemption checks will be transferred to the bank account specified on the Account Application.

     WRITTEN REQUESTS. Fund shares may be redeemed by sending a written request for redemption to "Heritage Series Trust-Growth Equity Fund, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733." Signature guarantees will be required on the following types of requests: redemptions from any account which has had an address change in the past 60 days, redemptions greater than $25,000, redemptions that are sent to an address other than the address of record and when exchanging or transferring Funds into another Heritage account that has a different name. The Manager will transmit an order to the Fund for redemption.

     SYSTEMATIC WITHDRAWAL PLAN. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. The purchase of Class A shares while participating in the Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of Class A shares at the same time that you are redeeming shares upon which you may already have paid a sales load. Therefore, the Fund will not knowingly permit participation in an Automatic Investment Plan if you are at the same time making systematic withdrawals of Class A shares. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

     Please contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

RECEIVING PAYMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     If a request for redemption is received by the Fund in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for Class C shares. Requests for redemption received by the Fund after the close of regular trading on the Exchange will be executed at the net asset value determined as of the close of trading on the Exchange on the next trading day, less any applicable CDSL for Class C shares.

     Payment for shares redeemed by the Fund normally will be made on the business day after redemption was made. If the shares to be redeemed have been recently purchased by personal check, the Fund may delay mailing a redemption check until the purchase check has cleared, which may take up to seven days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Fund shares.

     A redemption request will be considered to be received in "good order" if:

     - the number or amount of shares and the class of shares to be redeemed and the shareholder account number are indicated;

     - any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

     - any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

     - the signatures on any written redemption request exceeding $25,000 and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank which is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

     The Fund has the right to suspend redemption or postpone payment when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into your account. For more information on "Receiving Payment," see "Redeeming Shares -- Receiving Payment" in the SAI.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     If you have held Class A or Class C shares for at least 30 days you may exchange some or all of your shares for shares of any other Heritage Mutual Fund without the payment of any additional sales load. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally seven calendar days following the purchase date. Exchanges of shares of Heritage Mutual Funds will generally result in the realization of a taxable gain or loss for Federal income tax purposes.

     For purposes of calculating the commencement of the one-year CDSL holding period for shares exchanged from the Fund to the Class C shares of any other Fund, except Heritage Cash Trust Money Market Fund, the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Heritage Cash Trust Money Market Fund will not be included in this calculation.

     If you exchange Class A or Class C shares for corresponding shares of Heritage Cash Trust -- Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any Heritage Mutual Fund. Because the Money Market Fund is a no-load mutual fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. In addition, if you exchange Class C shares of the Fund for corresponding shares of the Money Market Fund, the period during which an investment is held in shares of the Money Market Fund will not count for purposes of calculating the one-year CDSL holding period for such shares. As a result, if you redeem Class C shares of the Money Market Fund before the expiration of the one-year CDSL holding period, you will be subject to the applicable CDSL. Class A shares of the Fund may be exchanged for Class A shares of the Heritage Cash Trust -- Municipal Money Market Fund, which is the only class of shares offered by that fund. Because the Municipal Money Market Fund is a no-load fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you also will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. Class C shares are not eligible for exchange into the Municipal Money Market Fund.

     Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "How to Redeem Shares -- Telephone Request."

     Telephone exchanges can be effected by calling the Manager at 800-421-4184 or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     The exchange privilege is available only in states where shares of the Heritage Mutual Fund being acquired may be legally sold. Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict the exchange privilege. In addition, each Heritage Mutual Fund may terminate the exchange privilege upon 60 days notice as described above. For further information on this exchange privilege, contact the Manager or your Representative and see "Exchange Privilege" in the SAI.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all of the Fund's powers except those reserved for the shareholders. A Trustee may be removed by the Trustees or a two-thirds vote of the outstanding Fund shares.

INVESTMENT ADVISER, FUND ACCOUNTANT, ADMINISTRATOR AND TRANSFER AGENT

     Heritage Asset Management, Inc. is the Fund's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for the Fund as well as administering the Fund's non-investment affairs. The Manager is a wholly-owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of the Fund and the other Heritage Mutual Funds with net assets totalling approximately $1.8 billion as of August 1, 1995.

     The Manager's annual investment advisory and administration fee is 0.75% of the Fund's average daily net assets. This fee is computed daily and paid monthly and is higher than that charged for most other mutual funds with a similar investment objective. The Manager is currently waiving fees and reimbursing expenses to the extent that annual total Fund operating expenses for Class A shares and Class C shares exceed 1.65% and 2.40%, respectively. The Manager reserves the right to discontinue any voluntary waivers of its fees or reimbursements to the Fund in the future. The advisory fee also may be reduced pursuant to regulations in various states where Fund shares are qualified for sale which impose limitations on the annual expense ratio of the Fund. The Manager may recover fees waived in the previous two years if the recovery does not cause the Fund to exceed applicable expense limitations. The Fund pays the Manager directly for fund accounting and transfer agent services.

SUBADVISER

     The Manager has entered into an agreement with Eagle Asset Management, Inc. to provide investment advice and portfolio management services, including placement of brokerage orders, to the Trust for a fee payable by the Manager equal to 50% of the fees payable to the Manager by the Trust without regard to any reduction in fees actually paid to the Manager as a result of state expense limitations or other voluntary fee waivers by the Manager. The Subadviser is a wholly-owned subsidiary of Raymond James Financial, Inc. The Subadviser acts as adviser and administrator to Heritage Series Trust -- Eagle International Equity Portfolio. The Subadviser also acts as subadviser to Heritage Series
Trust -- Small Cap Stock Fund, Heritage Series Trust -- Value Equity Fund, Heritage Capital Appreciation Trust (although no assets currently are allocated to the Subadviser), Heritage Income-Growth Trust and Heritage Income
Trust -- Diversified Portfolio, and advises private investment accounts with net assets totalling approximately $1.8 billion as of August 1, 1995.

     The Subadviser may use the Distributor as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best price and execution. See "Brokerage Practices" in the SAI.

PORTFOLIO MANAGEMENT

     The portfolio manager for the Fund is Kenneth W. Corba. He is responsible for the day-to-day management of the Fund's investment portfolio, subject to the general oversight of the Manager and the Board of Trustees. Mr. Corba is an Executive Vice President and Chief Investment Officer of the Subadviser. Mr. Corba joined the Subadviser in 1995. From 1984 to 1995, Mr. Corba held various portfolio management positions with Stein Roe & Farnham, Inc.

                        SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Dividends from net investment income are declared and paid annually. The Fund distributes to shareholders along with its annual dividend substantially all net realized capital gains on portfolio securities and net realized gains from foreign currency transactions. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are paid in additional Fund shares. Other shareholders may elect to:

- receive both dividends and other distributions in additional Fund shares;

- receive dividends in cash and other distributions in additional Fund shares;

- receive both dividends and other distributions in cash; or

- receive both dividends and other distributions in cash for investment in another Heritage Mutual Fund.

     If you select none of these four options, the first option will apply. In any case where you receive a dividend or a capital gain distribution in additional Fund shares, your account will be credited with shares valued at the net asset value per share determined at the close of regular trading on the Exchange on the day following the record date for the dividend or capital gain distribution. Distribution options can be changed at any time by notifying the Manager in writing.

     Dividends paid by the Fund with respect to its Class A and Class C shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on Class C shares may be lower than dividends on Class A shares primarily as a result of the higher distribution fee applicable to Class C shares.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A accounts, the Fund may pay the Distributor a service fee of up to 0.25% and a distribution fee of up to 0.10% of the Fund's average daily net assets attributable to Class A shares. The Fund currently pays the Distributor a service fee of up to 0.25% of Class A average daily net assets. This fee is computed daily and paid monthly.

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C account, the Fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of the Fund's average daily net assets attributable to Class C shares. This fee is computed daily and paid monthly.

     The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of Class A and Class C shares, including, but not limited to: compensation (in addition to the sales load) paid to Representatives who have entered into sales agreements with the Distributor; advertising; salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, SAIs and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; and other sales promotion expenses. The Distributor has entered into dealer agreements with participating dealers and/or banks who also will distribute shares of the Fund.

     If either of the Plans is terminated, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date that Plan terminates.

EXPENSES OF THE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Fund pays all of its own expenses. These expenses include, among other things, organizational costs, expenses for legal and auditing services, financial accounting services, preparing (including typesetting, printing and mailing) reports, prospectuses and notices to its then-current shareholders, the cost of printing stock certificates, advisory and management fees, fees and expenses of the custodian and transfer and dividend disbursing agents, the distribution fee, the expense of issuing and redeeming shares (including electronic communications equipment maintained by the Manager), the cost of registering shares under Federal and state laws, shareholder meeting and related proxy solicitation expenses, the fees and out-of-pocket expenses of Trustees who are not affiliated with the Manager, insurance, interest, brokerage costs, litigation, and other expenses properly payable by the Fund.

TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year that the Fund does so, it (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from the Fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or additional Fund shares. Distributions of the Fund's realized net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional Fund shares and regardless of the length of time the shares have been held. No substantial portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations.

     Dividends and other distributions declared by the Fund in November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Shareholders receive Federal tax information regarding dividends and other distributions after the end of the year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. See the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are therefore urged to consult your tax adviser.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A and Class C shares of the Fund have equal voting rights, except in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Fund's outstanding shares.

     ACCOUNT               (HERITAGE SERIES TRUST LOGO)
     APPLICATION
                                 GROWTH EQUITY FUND,
                   880 CARILLON PARKWAY, ST. PETERSBURG, FL 33716

--------------------------------------------------------------------------------

      Necessary information about my new/existing account             PLEASE RETURN THIS FORM TO
      is given below. I understand that my account is subject         THE DISTRIBUTOR OR A PARTICIPATING
      to conditions stated within this form and the Trust's           DEALER OR TO:
      current Prospectus and Statement of Additional Information.
      For assistance in completing this application, please call      HERITAGE ASSET MANAGEMENT, INC.
      Shareholder Services 800/421-4184.                              SHAREHOLDER SERVICES
                                                                      P.O. BOX 33022
                                                                      ST. PETERSBURG, FL 33733
      PLEASE PRINT
----   ---------------------------------------------------------------------------------------
  1    Open New Account
----   ---------------------------------------------------------------------------------------

     / /  Purchase through the Trust:     / / Class A shares

       Check enclosed for $
                            -----------   / / Class C shares
       (payable to Heritage Series Trust-Growth Equity Fund).

----   ---------------------------------------------------------------------------------------
  2    Account Application
----   ---------------------------------------------------------------------------------------

     Note: The name(s) and address shown below must be exactly the same as the registration of any Shareholder Account currently on file with other Heritage mutual funds in order for the exchange privilege to be exercised.

     Account No. (if applicable)
                                 --------------------------------------

     In case of two or more co-owners, the account will be registered "Joint Tenants with Right of Survivorship" unless otherwise specified.
     Shareholder                                             Tax I.D. #
                --------------------------------------                 ---------
     Co-Owner (if any)                                       Tax I.D. #
                      --------------------------------                 ---------
     Street
           -----------------------------
     State                        City                        Zip
           ----------------------     ----------------------     -------------

     Under penalties of perjury, I certify (1) that my taxpayer identification number is correct and (2) that I am not subject to backup withholding because either (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.*

     Date
         --------------------------------------

      X                                                  X
       ----------------------------------------          -----------------------
             (Signature of Shareholder)                  (Signature of Co-Owner)

     * Strike out the language in clause (2) above if the Internal Revenue Service has notified you that you are subject to backup withholding and you have not since received notice from the I.R.S. that backup withholding has terminated.

----   ---------------------------------------------------------------------------------------
  3    Distribution Option
----   ---------------------------------------------------------------------------------------

     I (We) elect to (if none checked, Option A will be assigned):

         / / A. Receive both dividends and capital gains distributions in shares

         / / B. Receive dividends in cash and capital gains distributions in shares

         / /  C.  Receive both dividends and capital gains distributions in cash

         / / D. Receive both dividends and capital gains distributions in cash to invest in the following Heritage Mutual Fund

            --------------------------------------------------------------------

----   ---------------------------------------------------------------------------------------
  4    Telephone Exchange Information/Telephone Information*
----   ---------------------------------------------------------------------------------------
       / /   If you do not want to have Telephone Exchange and Telephone Redemption privileges, please check here.
             If telephone redemption amounts will be wired to your bank or the amount requested exceeds $100,000 please complete the following:
             Name of Bank:                                                        Account Number:
                          --------------------------------------------------------               ----------------
             Address of Bank:
                             -------------------------------------  ----------------  -----------  --------------
                                    Street                               City            State        Zip Code
             Wire Instructions:
                             -------------------------------------  ----------------  -----------
                                Bank and ABA #                            City            State
             * I understand the Trust, Manager, Distributor and their Trustees, directors, officers and employees are not responsible for any loss arising out of telephone instructions that they reasonably believe are authentic provided they follow reasonable procedures as described in the Prospectus.
----   ---------------------------------------------------------------------------------------
  5    Systematic Withdrawal Plan (optional)
----   ---------------------------------------------------------------------------------------

      / / Monthly      / / Quarterly      / / Semiannually     / / Annually
     Send check in amount of $           ($50 minimum) starting the 10th day of
                              ----------
                                                            Month           Year
                                           ----------------       ----------
     Make check payable to: / / Registered Owner(s)
                            / / Other payee(s) (name(s) and mailing address
                                designated below)

----   ---------------------------------------------------------------------------------------
  6    Statement of Intention/Right of Accumulation (optional)
----   ---------------------------------------------------------------------------------------

     / / I agree to the Statement of Intention and Escrow Agreement set forth in the Prospectus and SAI. Although I am not obligated to do so, it is my intention to invest, over a 13-month period, in Heritage mutual funds, an aggregate amount at least equal to:

         / / $25,000       / / $50,000       / / $100,000       / / $250,000
                          / / $500,000       / / $1,000,000

     / / I qualify for the Right of Accumulation privilege as described in the Trust's Prospectus. Below are listed all the accounts (please list fund name and account number) in any Heritage Mutual Fund which should be credited to my Statement of Intention for purposes of Right of Accumulation.

----   ---------------------------------------------------------------------------------------
  7    Automatic Investment Plans (optional)
----   ---------------------------------------------------------------------------------------

     / / Please check the Box to the left, complete and sign the appropriate
         Investment Plan Application.

----   ---------------------------------------------------------------------------------------
  8    For Dealer Use Only
----   ---------------------------------------------------------------------------------------

     We hereby authorize the Distributor to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Statement of Intention or Right of Accumulation. We guarantee the shareholder's signature.

     If a Systematic Withdrawal Plan is being opened, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.
     Dealer's Name
                  -------------------------------------------------------------
     Home Office
                  -------------------------------------------------------------
     City                               State                Zip
          ------------------------------     ----------------   ---------------

     --------------------------------------------------------------------------
                                Authorized Signature

     --------------------------------------------------------------------------
                               Branch Office Location

     -----------------------------------   ------------------------------------
                 Branch No.                    Registered Representative's No.

     --------------------------------------------------------------------------
                        Registered Representative's Last Name

     No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                                   (HERITAGE SERIES TRUST LOGO)

                               GROWTH EQUITY FUND

                                   PROSPECTUS
                                November 2, 1995

     Heritage Series Trust
     Growth Equity Fund
     P.O. Box 33022
     St. Petersburg, FL 33733
     -----------------------------------

     Address Change Requested

     Prospectus

     INVESTMENT ADVISER/
     SHAREHOLDER SERVICING AGENT/
     FUND ACCOUNTANT
     Heritage Asset Management, Inc.
     P.O. Box 33022
     St. Petersburg, FL 33733
     (800) 421-4184

     DISTRIBUTOR
     Raymond James & Associates, Inc.
     P.O. Box 12749
     St. Petersburg, FL 33733
     (813) 573-3800

     LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP

     INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.

                         STATEMENT OF ADDITIONAL INFORMATION
                               HERITAGE SERIES TRUST -
                                  GROWTH EQUITY FUND


              This Statement of Additional Information dated November 2, 1995, should be read with the Prospectus of the Growth Equity Fund ("the Fund"), a series of Heritage Series Trust, dated November 2, 1995. This Statement is not a Prospectus itself. To receive a copy of the Prospectus, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.

                           Heritage Asset Management, Inc.
                                880 Carillon Parkway
                            St. Petersburg, Florida 33716

                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----

     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .     2
     INVESTMENT OBJECTIVE AND POLICIES OF THE FUND . . . . . . . . . . . .     2
              Investment Objective . . . . . . . . . . . . . . . . . . . .     2
              Investment Policies  . . . . . . . . . . . . . . . . . . . .     2
              Industry Classifications . . . . . . . . . . . . . . . . . .     7
              Hedging Strategies . . . . . . . . . . . . . . . . . . . . .     7
     INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . .    16
     NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .    20
     INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . . . . . .    21
              Alternative Purchase Plans . . . . . . . . . . . . . . . . .    21
              Class A Purchases at Net Asset Value . . . . . . . . . . . .    21
              Class A Combined Purchase Privilege (Right of
                      Accumulation)  . . . . . . . . . . . . . . . . . . .    22
              Class A Statement of Intention . . . . . . . . . . . . . . .    23
     REDEEMING SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . .    23
              Systematic Withdrawal Plan . . . . . . . . . . . . . . . . .    24
              Telephone Transactions . . . . . . . . . . . . . . . . . . .    24
              Redemption in Kind . . . . . . . . . . . . . . . . . . . . .    25
              Receiving Payment  . . . . . . . . . . . . . . . . . . . . .    25
     EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . .    26
     TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     FUND INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . .    30
              Management of the Fund . . . . . . . . . . . . . . . . . . .    30
              Investment Adviser and Administrator; Subadviser . . . . . .    33
              Brokerage Practices  . . . . . . . . . . . . . . . . . . . .    35
              Distribution of Shares . . . . . . . . . . . . . . . . . . .    37
              Administration of the Fund . . . . . . . . . . . . . . . . .    38
              Potential Liability  . . . . . . . . . . . . . . . . . . . .    39
     APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1

     GENERAL INFORMATION
     -------------------

              Heritage Series Trust (the "Trust") consists of four portfolios: the Growth Equity Fund (the "Fund"), the Value Equity Fund, the Small Cap Stock Fund and the Eagle International Equity Portfolio. This Statement of Additional Information relates solely to the Fund. The Fund offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load ("CDSL")).

     INVESTMENT OBJECTIVE AND POLICIES OF THE FUND
     ---------------------------------------------

              Investment Objective
              --------------------

              The Fund's investment objective is growth through long-term capital appreciation. This objective cannot be changed without shareholder approval.

              Investment Policies
              -------------------

              American Depository Receipts. The Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. ADRs are considered to be foreign securities by the Fund for purposes of certain investment limitation calculations. ADRs are subject to many of the risks inherent in investing in foreign securities, including confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying security. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

              Convertible Securities. The Fund may invest in convertible securities that are investment grade (rated "BBB" or above by Standard and Poor's Ratings Group ("S&P") or "Baa" or above by Moody's Investors Service ("Moody's")) or, if unrated, are deemed to be of comparable quality by the Fund's investment subadviser, Eagle Asset Management, Inc. ("Subadviser"). Investment grade securities rated "BBB" or "Baa" are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Eagle will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Fund may invest include corporate bonds, notes and preferred stock that can be converted into (exchanged for) common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

              Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or in the price of commodities such as oil.

              Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.

              It is the Fund's policy not to invest in foreign securities where there are currency or trading restrictions in force or where, in the judgment of the Subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the Fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

              Because investments in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of Fund assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. In addition, in order to protect against uncertainty in the level of future exchange rates, the Fund may enter into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward currency contract" or "forward contract"). See the "Foreign Currency Hedging Strategies -- Special Considerations" section below under "Hedging Strategies."

              Illiquid Securities. As stated in the Prospectus, the Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Trust's Board of Trustees ("Board of Trustees" or "Board"), or Heritage Asset Management, Inc. ("Manager") or the Subadviser, as applicable, has determined under Board-approved guidelines are liquid.

              Restricted securities that are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

              In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

              Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

              The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

              Loans of Portfolio Securities. The Fund may loan portfolio securities to qualified broker-dealers. The collateral for such loans will be "marked to market" daily so that the collateral at all times excedes 100% of the value of the loan. Such loans may be terminated by the Fund at any time and the market risk applicable to any security loaned remains a risk of the Fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations.

              Money Market Instruments. Money market instruments include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank certificates of deposit and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year and high grade commercial paper. Investments in commercial paper are limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million. See the Appendix for a description of commercial paper ratings.

              Preferred Stock. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth is limited. Although the dividend is set at a fixed annual rate, it can be changed or omitted by the issuer at any time.

              Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked to market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund's limitation on borrowing.

              Standard and Poor's Depository Receipts ("SPDRs"). SPDRs represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the S&P 500 Composite Stock Price Index. The interests are sponsored by PDR Services Corporation, a wholly-owned subsidiary of the American Stock Exchange, and are issued as shares of a unit investment trust registered under the Investment Company Act of 1940, as amended ("1940 Act"). Accordingly, the Fund's investment in SPDRs is limited by its fundamental investment restriction regarding investing in other investment companies and by
     Section 12(d)(1) of the 1940 Act. Under these limitations, the Fund may not invest in SPDRs if such investment would cause the Fund: (1) to own more than 3% of the outstanding voting stock of other investment companies SPDRs; (2) to have more than 5% of the value of its total assets invested in other investment companies SPDRs; or (3) to have more than 10% of its total assets invested in other investment companies, including SPDRs.

              U.S. Government Securities. The Fund may invest in U.S. Government securities, including a variety of securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

              Warrants. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The Fund's investment in warrants will be limited to 5% of its net assets. Included within that amount, no more than 2% of the Fund's net assets may be invested in warrants not traded on the New York or American Stock Exchange.

              Industry Classifications
              ------------------------

              For purposes of determining industry classifications, the Fund relies upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC") and in the Standard & Poor's Corporation Industry Classifications.

              Hedging Strategies
              ------------------

              General Description. The Subadviser may use a variety of financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the Fund's portfolio. Forward currency contracts may also be used to shift the Fund's exposure from one foreign currency to another.

              Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

              Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

              The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

              In addition to the products, strategies and risks described below, the Subadviser expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as the Subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. The Subadviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities.

              Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

                      (1) Successful use of most Hedging Instruments depends upon the Subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

                      (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

                      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

                      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

              Cover for Hedging Strategies. Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options or futures contracts or (2) cash and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with State Street Bank and Trust Company, the Fund's custodian ("Custodian"), in the prescribed amount.

              Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

              Options, Futures, and Options on Futures Trading. The Fund may engage in certain options, futures and options on futures strategies in order to hedge the Fund's investments. Certain special characteristics of and risks with these strategies are discussed below.

     Characteristics and Risks of Options Trading
     --------------------------------------------

              The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

              In considering the use of options to hedge the Fund, particular note should be taken of the following:

              (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the investment adviser to forecast the direction of price fluctuations in the underlying instrument.

              (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

              (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. Exchange markets for options on debt securities exist and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund will maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

              (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

              (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

              Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

              If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Guidelines, Characteristics and Risks of Futures and Options on Futures Trading
     -----------------------------------------------------------------------
              The Fund is required to maintain margin deposits with brokerage firms through which they buy and sell futures contracts or write options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or options positions decline so that the Fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures or option position increases so that the Fund no longer has market exposure on such contract, the broker will pay the excess to the Fund.

              Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some futures traders to substantial losses.

              Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion.

     Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by the Manager or Subadviser may still not result in a successful transaction.

              In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the existence of a liquid secondary market.

              Compared to the purchase or sale of futures contracts, the purchase of call options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

          To the extent that the Fund enters into futures contracts and commodity options (including options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

              Foreign Currency Hedging Strategies -- Risk Factors. The Fund may use futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, in an amount not to exceed 5% of the Fund's assets, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

              The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which the Subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

              The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

              There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

              Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

              Combined Transactions. The Fund may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

              Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency, in an amount not to exceed 5% of the Fund's assets. Such transactions may serve as long hedges -- for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency. In addition, the Fund may purchase forward currency contracts to enhance income when the Subadviser anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

              As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of forward currency contracts will not correlate or will correlate unfavorably with the foreign currency being hedged.

              In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.
     For example, if the Fund owned securities denominated in a foreign currency and the Subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

              The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

              As is the case with futures contracts, sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument bought or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

              The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot
     (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

              The Fund may use the following instruments:

              Equity and Debt Security Index Futures Contracts. An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

              Security and Currency Futures Contracts. A security or currency futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of securities or currency in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

              Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

              The Fund does not intend to invest in puts, calls, straddles, spreads or variations thereof if the value of the Fund's aggregate investment in such securities exceeds 5% of the Fund's total assets.

     INVESTMENT LIMITATIONS
     ----------------------

              In addition to the limits disclosed in "Investment Policies" above and the investment limitations described in the Prospectus, the Fund is subject to the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

              Borrowing Money. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets (combined with other borrowings) in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, the Fund may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, Fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the Fund's records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

              Issuing Senior Securities. The Fund may not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Fund or with respect to transactions involving options, futures, forward currency contracts or other financial instruments.

              Underwriting. The Fund may not underwrite the securities of other issuers except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under Federal securities laws.

              Investing in Commodities, Minerals or Real Estate. The Fund may not invest in commodities, commodity contracts, oil, gas or other mineral leases, or real estate (including real estate limited partnerships), except that it may purchase securities issued by companies that invest in or sponsor such interests and except that the Fund may purchase and sell options, futures contracts, forward currency contracts and other financial instruments.

              Loans. The Fund may not make loans, except: (1) through loans of portfolio securities as described in this Statement of Additional Information; (2) to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; and (3) that the Fund may enter into repurchase agreements as permitted under the Fund's investment policies.

              Industry Concentration. The Fund may not invest more than 25% of its assets in issuers of any one industry. This restriction does not apply to U.S. Government securities.

              The Fund has adopted the following additional restrictions which, together with certain limits described in the Fund's Prospectus, may be changed by the Board of Trustees without shareholder approval in compliance with applicable laws, regulations or regulatory policy.

              Selling Short and Buying on Margin. The Fund may not sell any securities short or purchase any securities on margin but may make short sales "against the box," obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and make margin deposits in connection with its use of options, futures contracts, forward currency contracts and other financial instruments.

              Investing in Investment Companies. The Fund may not invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

              Investing in Issuers Whose Securities Are Owned by Officers of the Trust. The Fund may not purchase or retain the securities of any issuer if the officers and Trustees of the Trust, the Manager or the Subadviser, who own individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

              Pledging. The Fund may not pledge any securities except that the Fund may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks and except that the Fund may pledge its assets in connection with options, futures, forward currency contracts, forward commitments, when-issued or delayed delivery securities or other financial instruments.

              Unseasoned Issuers. The Fund may not invest more than 5% of the value of its total assets in securities of issuers (other than securities issued by the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have been in continuous operation for less than three years.

              Illiquid Securities. The Fund may not invest more than 10% of the value of its net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days.

              Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time the Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be promptly reduced to the extent necessary to comply with the limitation.

     NET ASSET VALUE
     ---------------

              The net asset values of the Class A and Class C shares are determined daily, Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). Net asset value for each class is calculated by dividing the value of the total assets of the Fund attributable to that class, less all liabilities (including accrued expenses) attributable to that class, by the number of class shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on the Exchange, or other domestic or foreign stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the most recent bid price is used. When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which the Manager or the Subadviser has reason to question the validity of quotations they receive, are valued at fair value as determined in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

              The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of the Fund's shares.

              All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

              Because of differences in time zones and trading practices, trading on European and Far Eastern securities exchanges and OTC markets is normally completed before the close of business on the Exchange on each day the Exchange is open. In addition, European or Far Eastern securities trading may not take place on all business days in New York, or may take place on certain days when the Exchange is not open and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and thus effects sales and redemptions, as of the close of trading on the Exchange once on each day on which the Exchange is open. If events materially affecting the value of such securities occur between the time when their price is determined (as of the close of the foreign markets) and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     PERFORMANCE INFORMATION
     -----------------------

              The performance data for Class A and Class C shares of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in the Fund's advertising and promotional materials are calculated according to the following formula:

                            n
                      P(1+T)   =       ERV

              where:  P        =       a hypothetical initial payment of $1,000
                      T        =       average annual total return
                      n        =       number of years
                      ERV      =       ending  redeemable value of a hypotheti-
                                       cal $1,000 payment made at the beginning of the period at the end of that period.

              In calculating the ending redeemable value for Class A shares, the current maximum sales load of 4.75% is deducted from the initial $1,000 payment and all dividends and other distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

              The Fund may also from time to time include in such advertising and promotional materials total return figures that are not calculated according to the formula set forth above for each class of its shares.
     For example, in comparing the Fund's Class A or Class C cumulative total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or with such market indices as the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index, the Fund calculates its cumulative total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for this purpose, deduct from the initial value invested any amount representing front-end sales loads or CDSLs. By not annualizing the performance and excluding the effect of the sales load or CDSL, the total return calculated in this manner will simply reflect the increase in net asset value per class share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the sales load or CDSL results in a higher rate of return than calculating total return net of the sales load or CDSL.

     INVESTING IN THE FUND
     ---------------------

              The procedure for purchasing shares of the Fund is explained in the Prospectus under "How to Buy Shares."

              Alternative Purchase Plans
              --------------------------

              Class A shares are sold at their next determined net asset value plus a sales load on days the Exchange is open for business. Class C shares are sold at their next determined net asset value on days the Exchange is open for business, subject to a 1% CDSL if the investor redeems such shares within one year. The Manager, as the Fund's transfer agent, will establish an account with the Fund and will transfer funds to the Custodian. See "Alternative Purchase Plans" in the Prospectus. The Fund reserves the right to reject any order for its shares. The Fund's distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor"), has agreed that it will hold the Fund harmless in the event of loss as a result of cancellation of trades in Fund shares by the Distributor, its affiliates or its customers.

              Class A Purchases at Net Asset Value
              ------------------------------------

              Cities, counties, states or instrumentalities, and their departments, authorities or agencies are able to purchase Class A shares of the Fund at net asset value as long as certain conditions are met: the governmental entity is prohibited by applicable investment laws, codes or regulations from paying a sales load in connection with the purchase of shares of a registered investment company; it has determined that such Class A shares are a legally permissible investment; and any relevant minimum purchase amounts are met.

              In the instance of discretionary fiduciary assets or trusts, or governmental purchases through a registered broker-dealer with which the Distributor has a dealer agreement, the Manager may make a payment out of its own resources to the Distributor, which may reallow the payment to the selling broker-dealer. However, the Distributor and the selling broker-dealer may be required to reimburse the Manager for these payments if investors redeem shares within a specified period.

              Class A Combined Purchase Privilege (Right of Accumulation)
              -----------------------------------------------------------

              Certain investors may qualify for the Class A sales load reductions indicated in the above sales load schedule in the Prospectus by combining purchases of Class A shares into a single "purchase," if the resulting "purchase" totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases which, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of the Fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of Class A shares or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

              The applicable Class A sales load will be based on the total of:

              (i) the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor and (b) all Class A shares of any other Heritage open end mutual fund advised by the Manager ("Heritage Mutual Fund") held by the investor and purchased at a time when Class A shares of such Fund were distributed subject to a sales load (including Heritage Cash Trust shares acquired by exchange); and

              (iii) the net asset value of all Class A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

              Class A shares of Heritage Income Trust-Limited Maturity Government Fund purchased after July 31, 1992, without payment of a sales load, will be deemed to fall under the provisions of section (ii) above as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares which were subject to a sales load.

              Class A Statement of Intention
              ------------------------------

              Investors also may obtain the reduced sales loads shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of the Fund or any other Heritage Mutual Fund. Each purchase of Class A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. At the investor's option, a Statement of Intention may include purchases of Class A shares of the Fund or any other Heritage Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement is in effect will begin on the date of the earliest purchase to be included.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional Class A shares of the Fund subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his Statement of Intention to increase the indicated dollar amount and begin a new thirteen-month period. In this case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

     REDEEMING SHARES
     ----------------
              The methods of redemption are described in the section of the Prospectus entitled "How to Redeem Shares."

              Systematic Withdrawal Plan
              --------------------------

              Shareholders may also elect to make systematic withdrawals from a Fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other retirement plan, unless withdrawals from these types of accounts may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Manager. Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 10th day of each month or the 10th day of the last month of each period, whichever is applicable. Systematic withdrawals of Class C shares, if made within one year of the date of purchase, will be charged with a CDSL of 1%. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding business day, minus any applicable CDSL for Class C shares. The check for the withdrawal payment will usually be mailed on the next business day following redemption. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be automatically reinvested in Fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

              Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of the original investment may be correspondingly reduced.

              Ordinarily, shareholders should not purchase additional Class A shares of the Fund if maintaining a Systematic Withdrawal Plan because they may incur tax liabilities in connection with such purchases and withdrawals. The Fund will not knowingly accept purchase orders for Class A shares from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, shareholders who maintain such a Plan may not make periodic investments in Class A shares under the Fund's Automatic Investment Programs, as defined in the Prospectus.

              Telephone Transactions
              ----------------------

              Shareholders may redeem shares by placing a telephone request to the Fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures which are reasonable designed to ensure that such instructions are genuine, such as
     (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Fund, its Manager, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

              Redemption in Kind
              ------------------

              The Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund's net asset value, whichever is less. Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving portfolio instruments and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

              Receiving Payment
              -----------------

              If a request for redemption is received by the Fund in good order (as described in the Prospectus) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at such close, minus any applicable CDSL for Class C shares. Requests for redemption received by the Fund after the close of regular trading on the Exchange will be executed at the net asset value determined as of the close of trading on the Exchange on the next trading day, minus any applicable CDSL for Class C shares.

              If shares of the Trust are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for Class C shares. Requests for redemption received after the close of regular trading will be executed on the next trading day. Payment for shares redeemed will normally be made by the Fund to the Distributor or participating dealer on the seventh day after the day the redemption request was made (or by the third business day after May 31, 1995), provided that certificates for shares have been delivered in proper form for transfer to the Fund or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or participating dealer prior to settlement date.

              Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of Fund shares can be directed to a registered representative of the Distributor or a participating dealer, or to the Manager.

     EXCHANGE PRIVILEGE
     ------------------

              Shareholders who have held Fund shares for at least 30 days may exchange some or all of their Class A or Class C shares for corresponding classes of shares of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth below.

              Class A shares of Heritage Income Trust-Limited Maturity Government Fund purchased from February 1, 1992 through July 31, 1992, without payment of a sales load may be exchanged into Class A Shares of the Fund without payment of any sales load. Class A shares of Heritage Income Trust-Limited Maturity Government Fund purchased after July 31, 1992 without a sales load will be subject to a sales load when exchanged into Class A shares of the Fund, unless those shares were acquired through an exchange of other Class A shares which were subject to a sales load.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Redemption Requests to the Fund."

              Telephone exchanges can be effected by calling the Manager at 800-421-4184, or by calling a registered representative of the Distributor, a participating dealer or participating bank ("Representative"). In the event that a shareholder or his Representative is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Telephone or telegram requests for an exchange received by the Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     TAXES
     -----

              General. In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of secu-rities, or any of the following, that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

              The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

              If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

              Income from Foreign Securities. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of in-vestments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calcu-lating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

              The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable divi-dend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

              If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

              Three bills passed by Congress in 1991 and 1992 and vetoed by President Bush would have substantially modified the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, contains the same modifications. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

              Proposed regulations have been published pursuant to which open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

              Gains or losses (1) from the disposition of foreign currencies,
     (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

              Hedging Strategies. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options and futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

              If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

              Certain options and futures in which the Fund may invest will be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

              Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest.
     Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offset-ting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

     FUND INFORMATION
     ----------------

              Management of the Fund
              ----------------------

              Trustees and Officers. Trustees and officers are listed with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA and the Manager.

                                                       Position with                Principal Occupation
                          Name                           the Trust                 During Past Five Years

       Thomas A. James*                                   Trustee        Chairman of  the Board  since 1986,  Chief
       880 Carillon Parkway                                              Executive   Officer    since   1969    and
       St. Petersburg, FL                                                President from 1972-1986 of RJF;  Chairman
       33716                                                             of  the  Board  of  RJA  since  1986   and
                                                                         President of RJA from 1972-1990;  Chairman
                                                                         of the  Board of  Eagle Asset  Management,
                                                                         Inc.  ("Eagle")   since  1984  and   Chief
                                                                         Executive  Officer  of  Eagle  since  July
                                                                         1994.

       Richard K. Riess*                                  Trustee        President   of  Eagle,   January  1995  to
       880 Carillon Parkway                                              present,  Chief  Operating  Officer,  July
       St. Petersburg, FL                                                1988    to   present,    Executive    Vice
       33716                                                             President,   July   1988-December    1993;
                                                                         President  of Heritage  Mutual Funds, June
                                                                         1985-November  1991;   President  of   the
                                                                         Manager,  June  1985-March  1989;   Senior
                                                                         Vice President  of RJA,  from August 1987-
                                                                         March 1989.

       Donald W. Burton                                   Trustee        President   of  South   Atlantic   Capital
       614 W. Bay Street                                                 Corporation   (venture   capital)    since
       Suite 200                                                         October 1981.
       Tampa, FL  33606












                                       -  31  -






                                                       Position with                Principal Occupation
                          Name                           the Trust                 During Past Five Years

       C. Andrew Graham                                   Trustee        Vice President  of Financial Designs  Ltd.
       1775 Sherman Street                                               since  1992; Executive  Vice President  of
       Suite 1900                                                        the  Madison Group,  Inc.,  October  1991-
       Denver, CO  80203                                                 1992; Principal of First Denver  Financial
                                                                         Corporation   (investment  banking)  since
                                                                         1987;  Chairman of  the Board  of  Quinoco
                                                                         Petroleum,    Inc.,    1985-1986;    Chief
                                                                         Executive  Officer  and  Chairman  of  the
                                                                         Board of  Emcor Petroleum,  Inc. (oil  and
                                                                         gas  exploration  and  production),  1977-
                                                                         1985.

       David M. Phillips                                  Trustee        Chairman  and Chief  Executive Officer CCC
       World Trade Center                                                Information  Services, Inc. since 1994 and
         Chicago                                                         of   InfoVest   Corporation   (information
       444 Merchandise Mart                                              services   to   the  insurance   and  auto
       Chicago, IL  60654                                                industries and consumer households)  since
                                                                         October 1982.

       Eric Stattin                                       Trustee        Litigation Consultant  Expert Witness  and
       2587 Fairway Village                                              private  investor  since  February   1988;
         Drive                                                           Chairman of the Board,  September 1986  to
       Park City, UT   84060                                             February  1988, and  President,  June 1985
                                                                         to  February  1988   of  Florida   Federal
                                                                         Savings  and  Loan  Association;  Managing
                                                                         Director  of Shearson  Lehman  Brothers in
                                                                         Los Angeles, from 1979 to June 1985.

       James L. Pappas                                    Trustee        Dean     of    College     of     Business
       University of South                                               Administration  since   August  1987   and
         Florida                                                         Lykes  Professor of  Banking  and  Finance
       College of Business                                               since August 1986 at  University of  South
         Administration                                                  Florida;  Academic Dean  of  the  Graduate
       Tampa, FL  33620                                                  School  of  Banking,  Madison,  Wisconsin,
                                                                         since   1983;  Professor   of  School   of
                                                                         Business Administration  at University  of
                                                                         Wisconsin,   1968-1986;   Board    Member,
                                                                         Marine Bank, Dane County, 1983-1986.

       Stephen G. Hill                                   President       Chief Executive  Officer and  President of
       880 Carillon Parkway                                              the Manager  since April 1989 and Director
       St. Petersburg, FL                                                since December  31, 1994;  Vice President,
       33716                                                             RJA, 1984-1989.

       Donald H. Glassman                                Treasurer       Treasurer of  the Manager  since May 1989;
       880 Carillon Parkway                                              Treasurer of  Heritage Mutual Funds  since
       St. Petersburg, FL                                                May 1989; Chief Accounting Officer of  the
       33716                                                             Manager, 1987-1989.


                                       -  32  -






                                                       Position with                Principal Occupation
                          Name                           the Trust                 During Past Five Years

       Clifford J. Alexander                             Secretary       Partner,  Kirkpatrick   &  Lockhart   (law
       1800 M Street, N.W.                                               firm).
       Washington, DC  20036

       Patricia Schneider                                Assistant       Compliance Administrator of the Manager.
       880 Carillon Parkway                              Secretary
       St. Petersburg, FL
       33716

       Robert J. Zutz                                    Assistant       Partner,  Kirkpatrick   &  Lockhart   (law
       1800 M Street, N.W.                               Secretary       firm).
       Washington, DC  20036



     * These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

              The Trustees and officers of the Fund as a group own less than 1% of the Fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

              The Trust currently pays Trustees who are not "interested persons" of the Trust $727 annually and $182 per meeting of the Board of Trustees. Trustees are also reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager receives any compensation from the Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee who is not an "interested person of the Trust" for the fiscal year ended October 31, 1994.

                                  Compensation Table

                                                                                                            Total Compensation From
                                         Aggregate         Pension or Retirement                               the Trust and the
                                     Compensation From      Benefits Accrued as       Estimated Annual         Heritage Family of
             Name of Person,                the                 Part of the               Benefits                 Funds Paid
                Position                   Trust             Trust's Expenses          Upon Retirement            to Trustees
             ---------------         ------------------    ---------------------      ----------------      -----------------------

       Donald W. Burton, Trustee         $1,776                     $0                       $0                   $16,000

       C. Andrew Graham, Trustee         $1,776                     $0                       $0                   $16,000

       David M. Phillips, Trustee        $1,554                     $0                       $0                   $14,000

       Eric Stattin,                     $1,776                     $0                       $0                   $16,000
       Trustee

       James L. Pappas,                  $1,776                     $0                       $0                   $16,000
       Trustee

       Richard K. Riess,                     $0                     $0                       $0                        $0
       Trustee

       Thomas A. James,                      $0                     $0                       $0                        $0
       Trustee

              Investment Adviser and Administrator; Subadviser
              ------------------------------------------------

              The Fund's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company which, through its subsidiaries, is engaged primarily in providing cus-tomers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

              Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated March 31, 1993, between the Trust and the Manager, as supplemented and amended on behalf of the Fund on August 7, 1995, and subject to the control and direction of the Trustees, the Manager is responsible for reviewing and establishing investment policies for the Fund as well as administering the Fund's noninvestment affairs. Under a Subadvisory Agreement ("Subadvisory Agreement"), the Subadviser, subject to direction by the Manager and the Board of Trustees, will provide investment advice and portfolio management services to the Fund for a fee payable by the Manager.

              The Manager also is obligated to furnish the Fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Fund. The Manager and its affiliates also pay all the compensation of Trustees of the Fund who are employees of the Manager and its affiliates. The Fund pays all its other expenses that are not assumed by the Manager as described in the Prospectus. The Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

              The Advisory Agreement and the Subadvisory Agreement each were approved by the Trustees (including all of the Trustees who are not "interested persons" of the Manager or Subadviser) and the Manager, as sole shareholder of the Fund, in compliance with the 1940 Act. Each Agreement will continue in force for only so long as its continuance is approved at least annually by (i) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, the Subadviser or the Trust, and by
     (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Fund and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the Manager of the Fund or the Distributor ceases to be principal distributor of Fund shares, the right of the Fund to use the identifying name of "Heritage" may be withdrawn.

              The Manager and Subadviser shall not be liable to the Fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Fund or for any losses that may be sustained in the purchase, holding or sale of any security.

              All of the officers of the Fund except for Clifford J. Alexander and Robert J. Zutz are officers or directors of the Manager or its affiliates. These relationships are described under "Management of the Fund."

              Advisory and Administration Fee. The annual investment advisory fee paid monthly by the Fund to the Manager is set forth in the Prospectus. The Manager has voluntarily agreed to waive management fees to the extent that Class A annual operating expenses exceed 1.65% or to the extent that Class C annual operating expenses exceed 2.40% of average daily net assets attributable to that class during this fiscal year. To the extent that the Manager waives its fees for one class, it will waive its fees for the other class on a proportionate basis. The Manager has entered into an agreement with the Subadviser to provide investment advice and portfolio management services to the Fund for a fee paid by the Manager to the Subadviser equal to 50% of the fees paid to the Manager, without regard to any reduction in fees actually paid to the Manager as a result of expense limitations.

              State Expense Limitations. Certain states have established expense limitations for investment companies whose shares are registered for sale in that state. If the Fund's operating expenses (including the investment advisory fee, but not including distribution fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed these expense limitations, the investment advisory fee paid will be reduced on a monthly basis by the amount of the excess. If applicable state expense limitations are exceeded, the amount to be reimbursed by the Manager will be limited by the amount of the investment advisory fee and the Fund may have to cease offering Fund shares for sale in certain states until the expense ratio declines. Any fees waived by the Manager can be recovered by it from the Fund when such recovery would not cause the Fund to exceed its expense limits. The most restrictive current state expense limit is 2.5% of the Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets.

              Brokerage Practices
              -------------------

              While the Fund generally purchases securities for long-term capital gains, it may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period.

              The Subadviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Fund necessarily will be paying the lowest commission or spread available. Rather, the Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities, and any risk assumed by the executing broker.

              Consistent with the policy of most favorable price and execution, the Subadviser may give consideration to research, statistical and other services furnished by brokers to the Subadviser for its use. In addition, the Subadviser may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Subadviser in connection with services to clients other than the Fund. The Fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the Fund to dealers on the basis of such research services.

              The Fund generally uses the Distributor, its affiliates or certain affiliates of the Subadviser as a broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of the Subadviser will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

              The Subadviser also may select other brokers to execute portfolio transactions. In the over-the-counter market, the Fund generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

              The Fund may not buy securities from, or sell securities to the Distributor, its affiliates, or certain affiliates of the Subadviser as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which the Distributor, its affiliates or certain affiliates of the Subadviser are participants. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of the Fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, its affiliates or certain affiliates of the Subadviser, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations. Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits the Distributor from executing transactions on an exchange for the Fund except pursuant to written consent by the Fund.

              Distribution of Shares
              ----------------------

              The Distributor, participating dealers and participating banks with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and service payments to participating dealers in connection with the sale of Fund shares. Pursuant to its Distribution Agreement with the Trust on behalf of the Fund with respect to Class A and Class C shares, the Distributor bears the cost of making information about the Fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A and Class C shareholders and for maintaining shareholder accounts. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

              As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to Class A shares, the Fund pays the Distributor the sales load described in the Prospectus and may pay a 12b-1 fee in an amount up to .35% of the Fund's average daily net assets in accordance with the Class A Plan described below. The 12b-1 fee is accrued daily and paid monthly, and currently is equal on an annual basis to .25% of average daily net assets. The Distributor may use this fee as a service fee to compensate participating dealers or participating banks, for services performed incidental to the maintenance of shareholder accounts.

              As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to Class C shares, the Fund pays the Distributor a distribution fee and a shareholder service fee in accordance with the Class C Plan described below. The distribution fee is accrued daily and paid monthly, and currently is equal on an annual basis to .75% of average daily net assets. The service fee is accrued daily and paid monthly, and currently is equal on an annual basis to .25% of average daily net assets.

              The Fund has adopted a Class A Distribution Plan (the "Class A Plan") that, among other things, permits it to pay the Distributor the monthly 12b-1 fee out of its net assets to finance activity that is intended to result in the sale and retention of Class A shares. As required by Rule 12b-1 under the 1940 Act, the Class A Plan was approved by the Manager, as the sole shareholder of the Fund, and the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that the Fund and its shareholders will benefit from the Plan.

              The Fund also has adopted a Class C Distribution Plan (the "Class C Plan") which, among other things, permits it to pay the Distributor the monthly 12b-1 fee out of its net assets to finance activity which is intended to result in the sale and retention of Class C shares. The Class C Plan was approved by the Board of Trustees, including a majority of the Independent Trustees after determining that there is a reasonable likelihood that the Trust and its shareholders will benefit from the Plan.

              The Class A Plan and the Class C Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Trustees review quarterly a written report of Plan costs and the purposes for which such costs have been incurred. The A Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class requires shareholder approval of that class.

              The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Fund may effect such termination by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. For so long as either the Class A Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

              The Distribution Agreement and each of the above-referenced
     Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

              Administration of the Fund
              --------------------------

              Administrative, Fund Accounting and Transfer Agent Services. The Manager, subject to the control of the Trustees, will manage, supervise and conduct the administrative and business affairs of the Fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. The Manager will also provide certain shareholder servicing activities for customers of the Fund. The Manager is also the fund accountant and transfer and dividend disbursing agent for the Fund. The Fund pays the Manager the Manager's cost plus 10% for its services as fund accountant and transfer and dividend disbursing agent.

              Custodian. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Fund's assets and provides portfolio accounting and certain other services.

              Legal Counsel. Kirkpatrick & Lockhart LLP of 1800 M Street, N.W., Washington, D.C., 20036 serves as counsel to the Trust. Schifino & Fleischer, P.A. of 1 Tampa City Center, Suite 2700, Tampa, Florida, 33602 serves as counsel to the Distributor and the Manager.

              Independent Accountants. Coopers & Lybrand L.L.P. of One Post Office Square, Boston, Massachusetts, 02109 are the independent accountants for the Trust.

              Potential Liability
              -------------------

              Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund.
     To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                       APPENDIX

     COMMERCIAL PAPER RATINGS

     The rating services' descriptions of commercial paper ratings in which the Fund may invest are:

     Description of Moody's Commercial Paper Ratings:
     -----------------------------------------------

     Prime-l. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Description of S&P's Commercial Paper Ratings:
     ---------------------------------------------

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment of issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


     CORPORATE DEBT RATINGS

     The rating services' descriptions of corporate debt ratings in which the Fund may invest are:

     Description of Moody's Corporate Debt Ratings:
     ----------------------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact has speculative characteristics as well.

     Description of S&P's Corporate Debt Ratings:
     -------------------------------------------

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.